EXHIBIT 10.18

March 29, 1996




First Union National Bank
   of North Carolina
One First Union Center, 8th Floor
301 South College Street
Charlotte, North Carolina 28288-0600

Attention: Mr. R. Steven Hall

RE: Mortgage Loan Warehousing Agreement dated as of October 22, 1995, between
    First Union National Bank of North Carolina and Carolina Investors, Inc.(the "Warehousing Agreement")

Ladies and Gentlemen:

This letter will serve as a request by Carolina Investors, Inc. that the Warehousing Agreement be amended as follows:

    1. Amendment in Warehousing Agreement
       a. The definition of the term "Maturity Date" contained in Section 10 of the Warehousing Agreement shall be amended by deleting the date
       "March 30, 1996" from subsection (a) thereof and inserting the date "April 30, 1996" in lieu thereof.

       b. The Warehousing Agreement and all schedules thereto, as well as all other Credit Documents (as defined therein), shall be amended or modified as necessary to effect the amendment set forth in subsection
       (a) above.

Except as specifically amended herein, the Warehousing Agreement and the Credit Documents (as defined therein) shall remain in full force and effect.

Emergent Mortgage Corp., Emergent Financial Corporation, and Emergent Group, Inc., as Guarantors under, and as defined in, the Warehousing Agreement, join in the execution and delivery of this letter to acknowledge and consent to the terms hereof and hereby reaffirm their obligations under the Guaranties (as defined in the Warehousing Agreement).

First Union Bank of North Carolina
March 30, 1996
-------------------------------------------------------------------------------

     Upon the execution of this letter by First Union National Bank of North Carolina, the above amendments shall become effective as of the date hereof.

                                            Very truly yours,

                                            CAROLINA INVESTORS, INC.


                                            By:     \s\ Kevin J. Mast
                                                    ------------------------
                                            Name:   Kevin J. Mast
                                                    ------------------------
                                            Title:  Treasurer
                                                    ------------------------

                                            GUARANTORS:

                                            EMERGENT MORTGAGE CORP.

                                            By:     \s\ Kevin J. Mast
                                                    ------------------------
                                            Name:   Kevin J. Mast
                                                    ------------------------
                                            Title:  Treasurer
                                                    ------------------------

                                            EMERGENT FINANCIAL CORPORATION

                                            By:     \s\ Kevin J. Mast
                                                    ------------------------
                                            Name:   Kevin J. Mast
                                                    ------------------------
                                            Title:  Treasurer
                                                    ------------------------

                                            EMERGENT GROUP, INC.

                                            By:     \s\ Kevin J. Mast
                                                    ------------------------
                                            Name:   Kevin J. Mast
                                                    ------------------------
                                            Title:  Treasurer
                                                    ------------------------

ACKNOWLEDGED AND AGREED TO AS OF
THE DATE SET FORTH ABOVE:

FIRST UNION NATIONAL BANK OF NORTH CAROLINA


By:     \s\ R. Steven Hall
        ------------------
Name:   R. Steven Hall
        ------------------
Title:  Vice President
        ------------------

EXHIBIT 10.18

                               SIXTH AMENDMENT TO
                      MORTGAGE LOAN WAREHOUSING AGREEMENT

     SIXTH AMENDMENT TO MORTGAGE LOAN WAREHOUSING AGREEMENT (the "Amendment"), dated as of April 26, 1996, among CAROLINA INVESTORS, INC. ("Borrower"), EMERGENT GROUP, INC. and EMERGENT MORTGAGE CORP. (each, jointly and severally, a "Guarantor" and, collectively, the "Guarantors"), and FIRST UNION NATIONAL BANK OF NORTH CAROLINA ("Lender").

                              W I T N E S S E T H:

     WHEREAS, the Borrower and the Lender are parties to a Mortgage Loan Warehousing Agreement dated as of November 22, 1994, as previously amended by that certain letter agreement dated as of March 31, 1995, by that certain Second Amendment to Mortgage Loan Warehousing Agreement dated as of April 30, 1995, by that certain Third Amendment to Mortgage Loan Warehousing Agreement dated as of October 20, 1995, by that certain Fourth Amendment to Mortgage Loan Warehousing Agreement dated as of March 6, 1996, and by that certain letter agreement dated as of March 29, 1996 (as so amended, the "Agreement"); and

     WHEREAS, the parties hereto wish to amend the Agreement as set forth below; and

     WHEREAS, subject to and upon the terms and conditions herein set forth, the Lender is willing to continue to make available to the Borrower the credit facilities provided for in the Agreement; and

     WHEREAS, a specific condition to the willingness of the Lender to continue to make available to the Borrower the credit facilities provided for in the Agreement, is the reaffirmation by each of the Guarantors of the Guaranty to which such Guarantor is a party; and

     WHEREAS, each of the Guarantors will derive a material benefit from the continued availability to the Borrower of the credit facilities provided for in the Agreement and therefore each of the Guarantors is willing to reaffirm the Guaranty to which such Guarantor is a party;

     NOW, THEREFORE, in consideration of the premises and agreements contained herein, the parties hereto hereby agree as follows:

     1. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided to such terms in the Agreement, as amended hereby.

     2. Amendments to the Agreement.

        a. Paragraph 7 (e) of the Agreement is hereby deleted in its entirety and the following paragraph is hereby substituted in lieu thereof:

              "7 (e) Transfer of Stock. Permit the acquisition, purchase, redemption, retirement, transfer or issuance of any shares of its capital stock now or hereafter outstanding which would result in EGI, directly or indirectly, owning less than one hundred percent (100%) of its outstanding capital stock."

            b. The definition of the term "Maturity Date" contained in Section 10 of the Agreement is hereby amended by deleting the date "April 30, 1996" from subsection (a) thereof and inserting the date "March 29, 1997" in lieu thereof.

            c. The definition of the term "Non-Performing Assets" contained in
   Section 10 of the Agreement is hereby deleted in its entirety and the following paragraph is hereby substituted in lieu thereof:

              "'Non-Performing Assets' shall mean, as to the Company,
         (i) the outstanding principal balance of all Mortgage Loans owned by the Company which are classified as "non-accruing" or "non-performing" on the most recent Monthly Operating Report delivered by the Company to the Lender or which are in the process of foreclosure, and (ii) the amount shown on the most recent balance sheet of the Company and its Subsidiaries as the value of all real property owned by the Company or its Subsidiaries other than any real property on which the offices of the Company or its subsidiaries are located."

        3. This Amendment shall become effective as of the date hereof, provided that the Agent shall have received the following items:

           (A) A copy of this Amendment executed by the Borrower, by each of the Guarantors and the Lender (whether such parties shall have signed the same or different copies);

           (B) A Reaffirmation of Guaranty (the "Reaffirmation") executed by each of the Guarantors in favor of the Lender; and

           (C) Resolutions of the Borrower and of each of the Guarantors authorizing (i) the execution of this Amendment, (ii) in the case of the Guarantors, the Reaffirmation to which such Guarantor is a party.

        4. The Borrower hereby represents and warrants that as of the effective date hereof, there exists no Default or Event of Default under the Agreement and the Borrower has no claim or cause of action against the Lender arising out of or relating in any way to the Agreement (as amended hereby) or the other Credit Documents, and the Borrower hereby waives and releases any and all claims or causes of action which the Borrower may have as of the effective date hereof against the Lender arising out of or relating in any way to the Agreement (as amended hereby) or the other Credit Documents

        5. This Amendment is limited and, except as set forth herein, shall not constitute a modification, acceptance or waiver of any provision of the Agreement, or any other document or instrument entered into in connection therewith.

        6. This Amendment may be executed in any number of counterparts by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which together shall constitute one and the same instrument. A complete set of counterparts shall be lodged with each of the Borrower and the Lender.

        7. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the State of North Carolina.

        8. From and after the date hereof, all references in the Agreement, and any other document or instrument entered into in connection therewith, to the Agreement shall be deemed to be references to the Agreement as amended hereby.

        9. The Guarantors join in the execution and delivery of this Amendment to acknowledge and consent to the terms hereof and hereby reaffirm their obligations under the Guaranties.

        10. THE LENDER, THE GUARANTORS AND THE BORROWER EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY RELATING HERETO OR THERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER TO ENTER INTO THIS AMENDMENT.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.


                                      CAROLINA INVESTORS, INC.,
                                      a South Carolina Corporation

                                      By: \s\ Kevin J. Mast
                                         -------------------------------------
                                      Name:   Kevin J. Mast
                                           -----------------------------------
                                      Title:  Treasurer
                                            ----------------------------------

                                      FIRST UNION NATIONAL BANK OF NORTH
                                      CAROLINA, a national banking association

                                      By: \s\ R. Steven Hall
                                         -------------------------------------
                                      Name:   R. Steven Hall
                                           -----------------------------------
                                      Title:  Vice President
                                            ----------------------------------

                                      EMERGENT GROUP, INC., a South Carolina
                                      Corporation, as a Guarantor

                                      By: \s\ Kevin J. Mast
                                         -------------------------------------
                                      Name:   Kevin J. Mast
                                           -----------------------------------
                                      Title:  Treasurer
                                            ----------------------------------

                                      EMERGENT MORTGAGE CORP., a South Carolina corporation, as a Guarantor

                                      By: \s\ Kevin J. Mast
                                         -------------------------------------
                                      Name:   Kevin J. Mast
                                           -----------------------------------
                                      Title:  Treasurer
                                            ----------------------------------

EXHIBIT 10.18


SEVENTH AMENDMENT TO
                   MORTGAGE LOAN WAREHOUSING CREDIT AGREEMENT

     SEVENTH AMENDMENT TO MORTGAGE LOAN WAREHOUSING CREDIT AGREEMENT (the "Amendment"), dated as of September 11, 1996, by and among CAROLINA INVESTORS, INC. ("Borrower"), EMERGENT GROUP, INC. and EMERGENT MORTGAGE CORP. (each, jointly and severally, a "Guarantor" and, collectively, the "Guarantors"), and FIRST UNION NATIONAL BANK OF NORTH CAROLINA ("Lender").

                              W I T N E S S E T H:

     WHEREAS, the Borrower and the Lender are parties to a Mortgage Loan Warehousing Credit Agreement dated as of November 22, 1994, as previously amended by that certain letter agreement dated as of March 31, 1995, by that certain Second Amendment to Mortgage Loan Warehousing Credit Agreement dated as of April 30, 1995, by that certain Third Amendment to Mortgage Loan Warehousing Credit Agreement dated as of October 20, 1995, by that certain Fourth Amendment to Mortgage Loan Warehousing Credit Agreement dated as of March 6, 1996, by that certain letter agreement dated as of March 29, 1996, and by that certain Sixth Amendment to Mortgage Loan Warehousing Credit Agreement dated as of April 26, 1996 (as so amended, the "Credit Agreement"); and

     WHEREAS, the parties hereto wish to amend the Credit Agreement as set forth below; and

     WHEREAS, subject to and upon the terms and conditions herein set forth, the Lender is willing to continue to make available to the Borrower the credit facilities provided for in the Credit Agreement; and

     WHEREAS, a specific condition to the willingness of the Lender to continue to make available to the Borrower the credit facilities provided for in the Credit Agreement, is the reaffirmation by each of the Guarantors of the Guaranty to which such Guarantor is a party; and

     WHEREAS, each of the Guarantors will derive a material benefit from the continued availability to the Borrower of the credit facilities provided for in the Credit Agreement and therefore each of the Guarantors is willing to reaffirm the Guaranty to which such Guarantor is a party;

     NOW, THEREFORE, in consideration of the premises and agreements contained herein, and for good and valuable consideration, the receipt and sufficiency of which are acknowledged by the parties hereto, the parties hereto hereby agree as follows:

     1. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided to such terms in the Credit Agreement, as amended hereby.

     2. Amendments to the Credit Agreement.

     a. The following sentence is hereby added to the end of Paragraph 1(a) of the Credit Agreement:

           "Provided, that no Loans shall be made or shall be outstanding under this Agreement at any time at which the amount of Affiliate Receivables from Affiliates other than EMC shall exceed $30,000,000."

     b. The following paragraph is hereby added as a new Paragraph 2(f)(4) to the Credit Agreement:

           "(4) The Company shall prepay all outstanding Loans to the Lender on any day on which the amount of Affiliate Receivables from Affiliates other than EMC shall exceed $30,000,000; provided, however, that if at such time as the Company shall be required to prepay Loans under this Paragraph 2(f)(4) the amount of Affiliate Receivables from Affiliates other than EMC shall be reduced to an amount less than or equal to $30,000,000, the Company shall not be required to prepay such Loans."

     c. Paragraph 7(o) of the Credit Agreement is hereby deleted in its entirety and the following paragraph is hereby substituted in lieu thereof:

           "7(o) Maximum Affiliate Receivables. Permit the amount of Affiliate Receivables from Affiliates other than EMC to exceed $30,000,000 at any time at which (i) there are either (A) any Loans outstanding under this Agreement, or (B) any advances outstanding under the EMC Syndicated Facility, or (ii) the Affiliates (other than EMC) do not have available borrowing capacity under credit facilities to which such Affiliates are party, or available liquidity, in either case in the aggregate, sufficient to repay on demand the amount of such Affiliate Receivables which are in excess of $30,000,000."

     3. This Amendment shall become effective as of the date hereof, provided that the Lender shall have received by such date the following items:

      (A) A copy of this Amendment executed by the Borrower, each of the Guarantors and the Lender (whether such parties shall have signed the same or different copies);

      (B) A Reaffirmation of Guaranty (the "Reaffirmation") executed by each of the Guarantors in favor of the Lender;

      (C) Resolutions of the Borrower and of each of the Guarantors authorizing (i) the execution of this Amendment, and (ii) in the case of the Guarantors, the Reaffirmation to which such Guarantor is a party; and

      (D) A Certificate of even date herewith signed by the President or any Vice President of the Borrower and attested to by the Secretary or any Assistant Secretary of the Borrower certifying that
           (i) the Articles, Bylaws and resolutions of the Borrower previously delivered to the Lender remain in full force and effect except as provided therein, (ii) the Borrower remains in good standing, (iii) all representations and warranties of the Borrower previously made to the Lender remain true, complete and accurate, and (iv) no Event of Default or Potential Default has occurred and is continuing.

     4. This Amendment is limited and, except as set forth herein, shall not constitute a modification, acceptance or waiver of any provision of the Credit Agreement, or any other document or instrument entered into in connection therewith.

     5. This Amendment may be executed in any number of counterparts by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which together shall constitute one and the same instrument. A complete set of counterparts shall be lodged with each of the Borrower and the Lender.

     6. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the State of North Carolina.

     7. From and after the date hereof, all references in the Credit Agreement, and any other document or instrument entered into in connection therewith, to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

     8. The Guarantors join in the execution and delivery of this Amendment to acknowledge and consent to the terms hereof and hereby reaffirm their obligations under the Guaranties.

     9. THE LENDER, THE GUARANTORS AND THE BORROWER EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT AND ANY CREDIT AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY RELATING HERETO OR THERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER TO ENTER INTO THIS AMENDMENT.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

                                    CAROLINA INVESTORS, INC.,
                                    a South Carolina corporation


                                    By
                                      ----------------------------------
                                    Name
                                        --------------------------------
                                    Title
                                         -------------------------------


                                    FIRST UNION NATIONAL BANK OF NORTH
                                    CAROLINA, a national banking association


                                    By
                                      ----------------------------------
                                    Name
                                        --------------------------------
                                    Title
                                         -------------------------------


                                    EMERGENT GROUP, INC., a South Carolina
                                    corporation, as a Guarantor


                                    By
                                      ----------------------------------
                                    Name
                                        --------------------------------
                                    Title
                                         -------------------------------


                                    EMERGENT MORTGAGE CORP., a South Carolina corporation, as a Guarantor


                                    By
                                      ----------------------------------
                                    Name
                                        --------------------------------
                                    Title
                                         -------------------------------

                                                                  (CII FACILITY)

                           REAFFIRMATION OF GUARANTY


TO:  First Union National Bank
       of North Carolina
     One First Union Center
     301 South College Street,
     CORP-06, TW-06
     Charlotte, North Carolina  28288


     THIS REAFFIRMATION OF GUARANTY (this "Reaffirmation"), dated as of September 11, 1996, is made by EMERGENT MORTGAGE CORP., a South Carolina corporation ("Guarantor"), in favor of the "Lender" (as defined below) and is executed pursuant to the terms of that certain Seventh Amendment to Mortgage Loan Warehousing Agreement of even date herewith (the "Amendment") among Carolina Investors, Inc. ("Borrower"), the Guarantor, Emergent Group, Inc. as a Guarantor and First Union National Bank of North Carolina ("Lender"), which Amendment amends that certain Mortgage Loan Warehousing Agreement dated as of November 22, 1994 between the Borrower and Lender, as previously amended (as so amended, the "Warehousing Agreement"). Capitalized terms used in this Reaffirmation and not otherwise defined herein shall have the meanings set forth in the Warehousing Agreement, as amended by the Amendment.

     Pursuant to the terms and conditions of the Warehousing Agreement, Guarantor executed a Guaranty dated as of October 20, 1995 in favor of the Lender (the "Guaranty"), pursuant to which Guarantor agreed to guaranty the payment of the Obligations.

     Lender has agreed to amend the Warehousing Agreement as set forth in the Amendment.

     A specific condition to the willingness of the Lender to enter into the Amendment and to continue to make available to Borrower the credit facilities provided for in the Warehousing Agreement, as so amended, and for Lender to continue to make available to Guarantor the credit facilities provided for in that certain Mortgage Loan Warehousing Agreement dated as of March 6, 1996 among the Guarantor as borrower thereunder, the lenders party thereto, and Lender as agent thereunder, as amended from time to time (as so amended, the "EMC Warehousing Agreement") is the reaffirmation of the terms of the Guaranty. Both one hundred percent (100%) of the stock of the Guarantor and one hundred percent (100%) of the stock of the Borrower are owned, directly or indirectly, by Emergent Group, Inc. and thus Guarantor will benefit from the continued availability to Borrower of the credit facilities provided for in the Warehousing Agreement and the continued availability to

Guarantor of the credit facilities provided for in the EMC Warehousing
Agreement.

     To induce the Lender to modify the terms of the Warehousing Agreement pursuant to the Amendment, to continue to make available to Borrower the credit facilities provided for the Warehousing Agreement, as so amended, and to continue to made available to Guarantor the credit facilities provided for in the EMC Warehousing Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby reaffirms its obligations under the Guaranty and agrees that the Guaranty shall remain in full force and effect with respect to the Obligations.

     IN WITNESS WHEREOF, the undersigned has executed this Reaffirmation as of the date and year first written above.


                                        EMERGENT MORTGAGE CORP.,
                                          a South Carolina corporation


                                        By:
                                           ----------------------------------
                                            Name:
                                                 ----------------------------
                                            Title:
                                                  ---------------------------

                                                                  (CII FACILITY)

                           REAFFIRMATION OF GUARANTY


TO:  First Union National Bank
       of North Carolina
     One First Union Center
     301 South College Street,
     CORP-06, TW-06
     Charlotte, North Carolina  28288


     THIS REAFFIRMATION OF GUARANTY (this "Reaffirmation"), dated as of September 11, 1996, is made by EMERGENT GROUP, INC., a South Carolina corporation ("Guarantor"), in favor of the "Lender" (as defined below) and is executed pursuant to the terms of that certain Seventh Amendment to Mortgage Loan Warehousing Agreement of even date herewith (the "Amendment") among Carolina Investors, Inc. ("Borrower"), the Guarantor, Emergent Mortgage Corp. as a Guarantor and First Union National Bank of North Carolina ("Lender"), which Amendment amends that certain Mortgage Loan Warehousing Agreement dated as of November 22, 1994 between the Borrower and Lender, as previously amended (as so amended, the "Warehousing Agreement"). Capitalized terms used in this Reaffirmation and not otherwise defined herein shall have the meanings set forth in the Warehousing Agreement, as amended by the Amendment.

     Pursuant to the terms and conditions of the Warehousing Agreement, Guarantor executed a Guaranty dated as of November 22, 1994 in favor of the Lender (the "Guaranty"), pursuant to which Guarantor agreed to guaranty the payment of the Obligations.

     Lender has agreed to amend the Warehousing Agreement as set forth in the Amendment.

     A specific condition to the willingness of the Lender to enter into the Amendment and to continue to make available to Borrower the credit facilities provided for in the Warehousing Agreement, as so amended, is the reaffirmation of the terms of the Guaranty. Guarantor owns directly or indirectly one hundred percent (100%) of the outstanding capital voting stock of the Borrower and thus will benefit from the continued availability to Borrower of the credit facilities provided for in the Warehousing Agreement.

     To induce the Lender to modify the terms of the Warehousing Agreement pursuant to the Amendment and to continue to make available to Borrower the credit facilities provided for the Warehousing Agreement, as so amended, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby reaffirms its obligations under the Guaranty and agrees that the Guaranty shall remain in full force and effect with respect to the Obligations.

     IN WITNESS WHEREOF, the undersigned has executed this Reaffirmation as of the date and year first written above.


                                         EMERGENT GROUP, INC.,
                                         a South Carolina corporation


                                         By:
                                            ---------------------------------
                                         Name:
                                              -------------------------------
                                         Title:
                                               ------------------------------


                                      2